The Gabelli U.S. Treasury Money Market Fund

A Portfolio of The Gabelli Money Market Funds

SUMMARY PROSPECTUS January 28, 2015

Class A (GBAXX), C (GBCXX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to provide high current income consistent with the preservation of principal and liquidity.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class A or Class C Shares of the Fund.

	Class A Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None
Redemption Fees	$5.00	$5.00
Exchange Fee	None	None
Account Closeout Fee	$5.00	$5.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.08%	0.08%
Other Expenses	0.02%	0.02%

Total Annual Fund Operating Expenses	0.10%	0.10%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.02)%	(0.02)%

Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement(1)	0.08%	0.08%

(1)	Gabelli Funds, LLC (the “Manager”) has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding contingent deferred sales loads, interest, acquired fund fees and expenses, taxes, and extraordinary expenses) at no more than 0.08% of the Fund’s average daily net assets for Class A and Class C Shares. This arrangement is in effect through January 31, 2016. Thereafter, this arrangement will renew automatically for an additional one-year period, unless the Fund or the Manager provides the other with written notice of termination at least sixty days prior to the expiration of the then current term.

Expense Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you pay the maximum contingent deferred sales charge (you had exchanged into the Fund when you were still subject to a deferred sales charge), and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$13	$35	$59	$131
Class C Shares	$113	$35	$59	$131

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$8	$30	$54	$126
Class C Shares	$8	$30	$54	$126

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. Treasury obligations, including U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury strips, which have remaining maturities of 397 days or less. Currently, the Fund invests exclusively in such U.S. Treasury obligations.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Within these requirements, the Fund will seek to maintain a net asset value of $1.00 per share. Other requirements pertain to the maturity, liquidity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. In addition, the dollar-weighted average maturity for all securities contained in the Fund is required to be sixty days or less. The Fund will also limit its dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset date) to 120 days.

The investment manager may consider the following factors when buying and selling securities for the Fund: (i) portfolio liquidity and (ii) redemption requests.

Principal Risks

You May Want to Invest in the Fund if:

•	you desire a fund with lower expenses than the average U.S. Treasury money market fund
•	you seek stability of principal more than growth of capital or high current income
•	you seek income free from state and local taxes
•	you intend to exchange into other Gabelli sponsored mutual funds

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund can achieve its investment objective.

The Fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. The following are the principal risks that could reduce the Fund’s income level and/or share per price:

•

Interest rate risk.    This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of fund assets and could impair the Fund’s ability to maintain a stable net asset value. This risk may be greater in the current market environment because certain interest rates are near historically low levels. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons may be swift and significant.

•

Liquidity risk.    When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the Fund’s ability to maintain a stable net asset value, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the Fund may impair the Fund’s ability to maintain a stable net asset value.

•

Regulatory risk.    The Securities and Exchange Commission (“SEC”) has adopted amendments to the rules governing money market funds that may change the way that the Fund, and similar money market funds, operates. The amendments impose additional regulatory and reporting requirements on all money market funds, which generally are expected to be implemented by the Fund in early 2016. As a result of the amendments, additional expenses may be incurred by the Fund.

•

U.S. Treasury securities risk.    A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing the Fund’s average annual returns for one year, five years, and ten years. For current 7 day yield information on the Fund, call 800-GABELLI (800-422-3554). As with all mutual funds, the Fund’s past performance does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI U.S. TREASURY MONEY MARKET FUND (Total Returns for the Years Ended December 31)

The bar chart above shows the performance of the Class AAA Shares of the Fund (which are offered in a separate prospectus) for the years ended December 31, 2005, through December 31, 2007, and the period from January 1, 2008, through November 13, 2008; and the performance of the Class A Shares for the period from November 14, 2008, through December 31, 2008, and the years ended December 31, 2009, through December 31, 2014. The historical performance of the Class AAA Shares is used for the periods before the inception of the Class A Shares. Sales loads are not reflected in the above chart. If sales loads were reflected, the Class A performance would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 1.26% (quarter ended December 31, 2006), and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014).

Average Annual Total Returns (for the periods ended December 31, 2014)	Past One Year	Past Five Years	Past Ten Years
Class A Shares (commenced operations on November 14, 2008)
Return Before Taxes	0.00%	0.02%	1.44%
Class C Shares (commenced operations on November 14, 2008)
Return Before Taxes	0.00%	0.02%	1.44%

The returns shown for Class A and Class C Shares prior to their actual inception dates are those of the Class AAA Shares of the Fund (which are offered in a separate prospectus). All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Management

The Manager. Gabelli Funds, LLC serves as the Manager to the Fund.

Purchase and Sale of Fund Shares

The minimum initial exchange investment requirement for Class A and Class C Shares must be at least $3,000. There is no minimum for subsequent investments.

Class A and Class C Shares are offered only as an exchange option for shareholders currently holding Class A or Class C Shares of another mutual fund managed by the Manager or its affiliates (a “Gabelli Fund”). Class A and Class C Shares are not available for direct investment by shareholders. You can acquire Class A or Class C Shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”).

You may redeem Fund shares through a broker-dealer, bank or other financial intermediary that has entered into a selling agreement with G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”). You may also redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or capital gains to taxable investors.

404 multi 2015

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